UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 17, 2014

CLECO CORPORATION
(Exact name of Registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
2030 Donahue Ferry Road Pineville, Louisiana 71360-5226
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code: (318) 484-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On October 17, 2014, Cleco Corporation, a Louisiana corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Como 1 L.P., a Delaware limited partnership (“Parent”), and Como 3 Inc., a Louisiana corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Company common stock, par value $1.00 per share (a “Share”, and collectively, the “Shares”) (other than Shares that are (i) owned by the Company, Parent, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent or the Company and (ii) Shares that are owned by shareholders who have perfected and not withdrawn a demand for appraisal rights, to the extent available under the Louisiana Business Corporation Law), will be converted into the right to receive $55.37 per Share in cash, without interest (the “Merger Consideration”).
Pursuant to the Merger Agreement, immediately prior to the Effective Time, each unvested Share of restricted stock granted pursuant to any equity incentive plan or arrangement of the Company will vest in full and be converted into the right to receive a payment in cash equal to Merger Consideration, without interest (subject to any applicable withholding). Immediately prior to the Effective Time, each restricted stock unit and performance stock unit (collectively, “Restricted Stock Units”) granted pursuant to any Company employee stock plan that is outstanding immediately prior to the Effective Time will vest in full and be converted into the right to receive a payment in cash equal to the product of the Merger Consideration and the number of Shares subject to such Restricted Stock Unit, without interest (subject to applicable withholding).
Shareholders of the Company will be asked to vote on the approval of the Merger Agreement at a meeting of shareholders that will be held on a date to be announced. The Merger Agreement requires the Company’s board of directors to recommend that the Company’s shareholders approve the Merger Agreement, except as provided in the Merger Agreement.
Consummation of the Merger is subject to the satisfaction or waiver (where permitted) of specified closing conditions, including, among other conditions, (i) the approval of the Merger by the Company’s shareholders; (ii) the absence of any temporary restraining order or injunction preventing, prohibiting, restraining, enjoining, or rendering illegal the consummation of the Merger; (iii) approvals from the Federal Energy Regulatory Commission, the Louisiana Public Service Commission (the “LPSC”), the Federal Communications Commission and the Committee on Foreign Investment in the United States; (iv) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (v) other customary closing conditions, including (a) the accuracy of each party’s representations and warranties (subject to specified materiality qualifiers) and (b) each party’s compliance with its obligations and covenants contained in the Merger Agreement. In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the required regulatory approvals not, individually or in the aggregate, imposing terms, conditions, liabilities, obligations, commitments or sanctions that constitute a “Burdensome Effect” (as defined in the Merger Agreement). The Company and Parent have committed to take certain specified actions in connection with seeking the LPSC’s approval of the transaction.
The Merger Agreement contains a non-solicitation provision, which prohibits the Company from soliciting or participating in any discussions regarding alternative proposals, subject to certain limited exceptions as described in the Merger Agreement.
The Merger Agreement may be terminated by each of the Company and Parent under certain circumstances, including if the Merger is not consummated by October 17, 2015 (subject to an automatic extension to April 17, 2016, if all of the conditions to closing, other than the conditions related to obtaining regulatory approvals, have been satisfied, or under certain other limited circumstances to permit Parent to obtain financing for the transaction). The Merger Agreement also provides for certain termination rights for both the Company and Parent, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay Parent a termination fee of $120 million or reimburse Parent expenses up to $18 million (which reimbursement will reduce any termination fee that may subsequently become payable by the Company). In addition, if the Merger Agreement is terminated under certain specified circumstances, Parent will be required to pay a termination fee to the Company equal to $180 million.

Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient to consummate the Merger and the other transactions contemplated by the Merger Agreement, including payment of the aggregate Merger Consideration and all related fees and expenses of Parent and Merger Sub in connection with the Merger. Parent has delivered to the Company, on behalf of its equity investors, a limited guarantee in favor of the Company guaranteeing payment of the parent termination fee as discussed above.
The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent and Merger Sub. Many of the representations made by the Company are subject to and qualified by a material adverse effect standard. The Company has also made various customary covenants in the Merger Agreement, including, among others, agreements (i) to conduct its business in all material respects in the ordinary course of business consistent with past practice between the execution of the Merger Agreement and the Effective Time, (ii) not to engage in certain types of transactions during this period, (iii) to prepare and use its reasonable best efforts to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement within 20 business days following the date of the Merger Agreement, and (iv) to hold a meeting of its shareholders for the purpose of obtaining Company shareholder approval.
The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purpose of such agreement and as of specific dates, for the benefit of the parties to the Merger Agreement. In addition, such representations, warranties and covenants (i) may have been qualified by confidential disclosures exchanged between the parties, (ii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, and (iii) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters of facts. Accordingly, the Merger Agreement has been filed as an exhibit hereto to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of actual facts or circumstances, and the subject matter of representations and warranties may change after the date as of which such representations or warranties were made. The Merger Agreement should not be read alone, but should be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.
The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 8.01. Other Events.
On October 20, 2014, the Company issued a press release announcing the entry into the Merger Agreement and the proposed Merger. A copy of the press release is attached hereto as Exhibit 99.1.
Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company will file with the SEC a preliminary proxy statement and a definitive proxy statement, and may file other relevant documents with the SEC. The definitive proxy statement will be mailed to the Company’s shareholders. This filing does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors will be able to obtain a free copy of the definitive proxy statement, when available, and other relevant documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the definitive proxy statement, when available, and other relevant documents from the Company’s website at http://www.cleco.com or by directing a request to: Cleco Corporation, P.O. Box 5000, Pineville, LA 71361-5000, Attn: Shareholder Assistance, (800) 253-2652.
Participants in the Solicitation
The Company and its directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed Merger, which may be different than those of the Company’s shareholders generally, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Shareholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s definitive proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 14, 2014, and in subsequently filed Form 4s of directors and executive officers filed with the SEC.
Forward-Looking Statements
Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K and the exhibits furnished or filed herewith, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of the Company’s management.
Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from the Company’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the failure of the Merger to close, including the failure to obtain shareholder approval for the proposed Merger; (ii) the failure to obtain regulatory approvals required for the Merger, or required regulatory approvals delaying the Merger or causing the parties to abandon the Merger; (iii) the failure to obtain any financing necessary to complete the Merger; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement; (vi) the risk that the pendency of the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed Merger; (vii) the fact that actual or expected credit ratings of the Company or any of its affiliates, or otherwise relating to the Merger, may be different from what the parties expect; (viii) the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, operating results and business generally; (ix) the amount of the costs, fees, expenses and charges related to the proposed Merger; (x) the receipt of an unsolicited offer from another party to acquire assets or capital stock of the Company that could interfere with the proposed Merger; (xi) future regulatory or legislative actions that could adversely affect the Company; and (xii) other economic, business and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.
Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 25, 2014, under the headings Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in

subsequently filed Forms 10-Q and 8-K. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent the Company’s views as of the date on which such statements were made and the Company undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.
Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 17, 2014, by and among the Company, Parent and Merger Sub.*
99.1	Press Release issued by the Company, dated October 20, 2014.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: October 20, 2014                By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 17, 2014 by and among the Company, Parent and Merger Sub.*
99.1	Press Release issued by the Company, dated October 20, 2014.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request by the SEC.